SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 April 3, 2000



                         Champps Entertainment, Inc.
             (Exact Name of Registrant as specified in its charter)


                        Commission File Number: 0-22639


Delaware                                                              04-3370491
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation)                                            Identification No.)



             5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111
              (Address of principal executive offices and zip code)

                                 (303) 804-1333
              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant

     On April 3, 2000, the Company determined not to renew the engagement of Deloitte & Touche LLP as independent accountants for the Company and the Company engaged Arthur Andersen LLP as the independent accountants to audit and report upon the Company's financial statements for the current fiscal year ending July 2, 2000. The determination by management and the Audit Committee not to renew the engagement of Deloitte & Touche LLP which followed the Company's recent move of its corporate headquarters from Boston to Denver, was approved by the Board of Directors. The decision to engage Arthur Andersen LLP was based on the special capabilities of its Denver office including extensive experience in the restaurant industry. For the fiscal year ended June 27, 1999 and several years prior thereto Deloitte & Touche LLP had audited and reported upon the Company's financial statements and had served as the Company's independent accountants.

     During the Company's two fiscal years ended June 28, 1998 ("fiscal 1998") and June 27, 1999 ("fiscal 1999"), and during the subsequent interim period through April 3, 2000, there were no disagreements with Deloitte & Touche LLP on
any  matter  of  accounting   principles  or practices, financial statement
disclosure, or auditing scope or procedure, which disagreements if not resolved to the their satisfaction would have caused them to make reference to the subject matter of the disagreement in their reports.

     The reports of Deloitte & Touche LLP on the Company's financial statements for fiscal 1999 and fiscal 1998 do not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified, as to uncertainty, audit scope, or accounting principles except for the reference contained in the fiscal 1998 independent auditors' report relating to the Company's adoption of the provisions of Statement of Position 98-5.

     At the end of fiscal 1998 and in October, 1999 Deloitte & Touche LLP verbally reported to the Audit Committee and senior management that the Company needed to improve certain aspects of its internal control structure and accounting operations to ensure the filing of its financial statements on a reliable and timely basis. Under standards established by the American Institute Of Certified Public Accountants these matters were considered by Deloitte & Touche LLP to be reportable conditions and material weaknesses when viewed in the aggregate. The Company has taken action on the recommendations received from Deloitte & Touche LLP.

     During February and March of 2000 the Audit Committee had discussions with Arthur Andersen LLP regarding a possible engagement to provide consulting services to the Audit Committee regarding the requirements of the SEC, NASD and the Accounting Standards Board new rules for audit committees. The Company did not at that time engage Arthur Andersen LLP to audit its financial statements or for any other matter.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CHAMPPS ENTERTAINMENT, INC.
                                           (Registrant)

                                           By: /s/ William H. Baumhauer
                                           -------------------------------------
                                           William H. Baumhauer
                                           Chairman, President and Chief
                                           Executive Officer
                                           (Principal Executive Officer)


Dated: April 3, 2000